FIRST AMENDMENT TO LEASE AGREEMENT
                     __________________________________

  This First Amendment to Lease Agreement dated this 31st day of July, 1996, by and between President Riverboat Casino-Philadelphia, Inc., a Pennsylvania corporation ("Tenant"), and Liberty Landing Associates, a Pennsylvania general partnership ("Landlord").
                                 WITNESSETH:

  WHEREAS, Landlord and Tenant have entered into that certain Lease Agreement dated December 14, 1993 (the "Lease Agreement"), which Lease Agreement sets forth the terms and conditions of Tenant's leasing of Landlord's real property situate in Philadelphia, Pennsylvania (said real property being more fully described in Exhibit "A" attached hereto and made a part hereof, and said real property being hereinafter called the "Premises"); and

  WHEREAS, the "Preliminary Term" of the Lease Agreement is currently in effect, and the Preliminary Term will, by the current terms of the Lease Agreement, expire at midnight on December 31, 1996; and

  WHEREAS, Landlord and Tenant desire to extend the "Preliminary Term" of the Lease Agreement for a period of up to a maximum of three (3) years commencing on January 1, 1997 and terminating on December 31, 1999, in accordance with the terms and conditions as hereinafter set forth; and

  WHEREAS, Landlord (as Optionor) and Tenant (as Optionee) are concurrently herewith entering into an Option Agreement dated of even date herewith (the "Option Agreement"), which Option Agreement (i) grants to Tenant (as Optionee) the right to amend the Lease Agreement such that the terms and conditions of the Second Amendment to Lease Agreement shall be effective upon Tenant's exercise of the Option Agreement; and (ii) is for an initial term commencing on the date hereof and expiring on December 1, 1999, provided that such option Term has been continued by Tenant (as Optionee) in accordance with the terms of Paragraph 5 of the Option Agreement. Pursuant to the terms of the Option Agreement, if Tenant (as Optionee) exercises its option to amend the Lease Agreement, then the Second Amendment to Lease Agreement (as agreed to by Landlord and Tenant as of the date hereof) shall thereafter be effective to amend, restate, supersede and replace the terms and conditions of the Lease

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
Agreement and the terms and conditions of this First Amendment to Lease
Agreement.

  NOW, THEREFORE, in consideration of the Landlord (as Optionor) and the Tenant (as Optionee) entering into the Option Agreement and the consideration and payments referenced therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1. Unless otherwise specifically noted herein, all capitalized terms not defined herein shall have the same definition and meaning as under the Lease Agreement.

2. The Tenant shall have the right to continue the Preliminary Term of the Lease Agreement for up to a maximum of five (5) successive additional periods as hereinafter described. The Tenant's continuation of the Preliminary Term shall be made concurrently with the Tenant's (as Optionee) exercise of its right to continue the Term (as defined in the Option Agreement) of the Option (as defined in the Option Agreement) in accordance with the terms of Paragraph 5 of the Option Agreement. If Tenant does not exercise its right to continue the Preliminary Term of the Lease Agreement through the "First Preliminary Term Extension" (as hereinafter defined), then the Preliminary Term of the Lease Agreement shall expire on December 31, 1996. In order to continue the Preliminary Term of the Lease Agreement for the First Preliminary Term Extension (as hereinafter defined), Tenant must exercise its right to continue the Preliminary Term for the First Preliminary Term Extension, in writing, on or before December 1, 1996.

        a. The first of such continuations of the Preliminary Term beyond the December 31, 1996 termination date of the Lease Agreement shall be a continuation of the Preliminary Term for a period of one (1) year commencing on January 1, 1997 and expiring on December 31, 1997 (the "First Preliminary Term Extension"). If Tenant elects to exercise its right to continue the Preliminary Term for the First Preliminary Term Extension, such continuation by Tenant must occur on or before December 1, 1996.

        b. The second of such continuations of the Preliminary Term shall be a continuation of the Preliminary Term for a period of six (6) months commencing upon the expiration of the First Preliminary Term Extension (the "Second Preliminary Term Extension"). In order to continue the Preliminary Term for the Second Preliminary Term Extension, Tenant must exercise the continuation of the Preliminary Term for the Second Preliminary Term Extension, in writing, no later than thirty (30) days prior to the expiration of the First Preliminary Term Extension.

        c. The third of such continuations of the Preliminary Term shall be a continuation of the Preliminary Term for a period of six (6) months commencing upon the expiration of the Second Preliminary Terms Extension (the "Third Preliminary Term Extension"). In order to continue the Preliminary Term for the Third Preliminary Term Extension, Tenant must exercise the continuation of

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
the Preliminary Term for the Third Preliminary Term Extension, in writing, no later than thirty (30) days prior to the expiration of the Second Preliminary Term Extension.

        d. The fourth of such continuations of the Preliminary Term shall be a continuation of the Preliminary Term for a period of six (6) months commencing upon the expiration of the Third Preliminary Term Extension (the "Fourth Preliminary Term Extension"). In order to continue the Preliminary Term for the Fourth Preliminary Term Extension, Tenant must exercise the continuation of the Preliminary Term for the Fourth Preliminary Term Extension, in writing, no later than thirty (30) days prior to the expiration of the Third Preliminary Term Extension.

        e. The fifth of such continuations of the Preliminary Term shall be a continuation of the Preliminary Term for a period of six (6) months commencing upon the expiration of the Fourth Preliminary Term Extension (the "Fifth Preliminary Term Extension"). In order to continue the Preliminary Term for the Fifth Preliminary Term Extension, Tenant must exercise the continuation of the Preliminary Term for the Fifth Preliminary Term Extension, in writing, no later than thirty (30) days prior to the expiration of the Fourth Preliminary Term Extension.

        f. The First Preliminary Term Extension, the Second Preliminary Term Extension, the Third Preliminary Term Extension, the Fourth Preliminary Term Extension, and the Fifth Preliminary Term Extension are collectively called the "Preliminary Term Extension Periods".

        g. Notwithstanding any provision to the contrary set forth elsewhere in the Lease Agreement, Tenant shall not be deemed to have failed timely to have given notice to Landlord with respect to Tenant's continuation of the Preliminary Term of the Lease for any of the Preliminary Term Extension Periods unless Landlord shall have given to Tenant written notice ("Reminder Notice") that the last date by which Tenant is permitted to give to Landlord a notice to continue the Preliminary Term of the Lease for the next of the Preliminary Term Extension Periods has passed without such notice having been given, and unless Tenant thereafter fails to give to Landlord the notice of the continuation of the Preliminary Term of the Lease for the next of the Preliminary Term Extension Periods within ten (10) days after the date on which Landlord has given the Reminder Notice to Tenant.

3. The Tenant's right to continue the Preliminary Term as set forth in Paragraph 2 hereinabove may be exercised by Tenant at any time during any of the "Preliminary Term Extension Periods" (as defined in Paragraph 2 hereof) by depositing in the United States mail, certified mail, postage prepaid, a written notice to Landlord notifying it of Tenant's exercise of its right to continue the Preliminary Term. Such notice shall be addressed to Landlord at the following addresses:

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
    The Sheet Metal Workers              Delaware Avenue Development Corp.
    International Association            c/o Mr. Mark Mendelson
    Local Union #19                      541 Hamilton Street
    c/o Mr. Thomas J. Kelly              Allentown, PA  18101
    President and Business Manager
    301 South Columbus Blvd.             Delaware-Washington Corp.
    Philadelphia, PA  19147              c/o Mr. Thomas J. Kelly
                                         1301 South Columbus Boulevard
    Liberty Landing Associates           Philadelphia, PA  19147
    c/o Mr. Thomas J. Kelly and
      Mr. Mark Mendelson
    1301 South Columbus Boulevard
    Philadelphia, PA  19147

or such other then existing address as Landlord may hereafter notify Tenant in writing (such notice from Landlord regarding a change of address shall specifically refer to this First Amendment to Lease Agreement). The Tenant's notice of its exercise of the Tenant's right to continue the Preliminary Term may be contained in the same notice which is given by Tenant (as Optionee) to Landlord (as Optionor) regarding Tenant's continuation of the Term of the Option in accordance with the terms of Paragraph 5 of the Option Agreement.

4. Except as expressly amended hereby, the Lease Agreement remains in full force and effect in accordance with its terms.

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
    IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have set their hands and seals as of the day and year first above written.

ATTEST:                         LANDLORD:
                                LIBERTY LANDING ASSOCIATES

                                By: Delaware Avenue Development Corporation,
                                    Partner

/s/ Mark Mendelson        BY:  /s/ Mark Mendelson
-------------------            ------------------------------

                          ITS: Pres.
                               ------------------------------


                                By:  Delaware-Washington Corporation - Partner

/s/ Thomas J. Kelly       BY:  /s/ Thomas J. Kelly
--------------------          -------------------------------

                          ITS: President
                              -------------------------------


ATTEST:                   TENANT:
                          PRESIDENT RIVERBOAT CASINO-PHILADELPHIA, INC.

BY: /s/ James A Zweifel   BY: /s/ John S. Aylsworth
    -------------------       --------------------------------
                          ITS:  C.O.O.
                              --------------------------------

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
COMMONWEALTH OF PENNSYLVANIA )
                             ) SS:
COUNTY OF Philadelphia       )


On July 31, 1996, Before me, a Notary Public in and for said County and State, personally appeared Mark Mendelson, known to me or satisfactorily proven to be the President of Delaware Avenue Development Corporation, and who acknowledged that he, as such President executed the foregoing Second Amendment to Lease Agreement for the purposes therein contained.



/s/  Mary Ann McMasters
_______________________________________
Notary Public

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


COMMONWEALTH OF PENNSYLVANIA )
                             ) SS:
COUNTY OF Philadelphia       )


On July 31, 1996, Before me, a Notary Public in and for said County and State, personally appeared Thoams J. Kelly, known to me or satisfactorily proven to be the President of Delaware-Washington Corporation, and who acknowledged that he, as such President executed the foregoing Second Amendment to Lease Agreement for the purposes therein contained.



/s/  Mary Ann McMasters
_______________________________________
Notary Public

COMMONWEALTH OF PENNSYLVANIA )
                             ) SS:
COUNTY OF Philadelphia       )


On July 31, 1996, Before me, a Notary Public in and for said County and State, personally appeared John S. Aylsworth, known to me or satisfactorily proven to be the C.O.O. of President Riverboat Casino-Philadelphia, Inc., and who acknowledged that he, as such C.O.O. executed the foregoing Second Amendment to Lease Agreement for the purposes therein contained.



/s/  Mary Ann McMasters
_______________________________________
Notary Public

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
                   MEMORANDUM OF FIRST AMENDMENT TO LEASE
                  ----------------------------------------


  THIS MEMORANDUM OF FIRST AMENDMENT TO LEASE is made as of the 31st day of July, 1996, by and between LIBERTY LANDING ASSOCIATES, a Pennsylvania general partnership ("Landlord") and PRESIDENT RIVERBOAT CASINO-PHILADELPHIA, INC., a Pennsylvania corporation ("Tenant"), pursuant to Section 2 of the Act of June 2, 1959, P.L. 454, 21 P.S. Section 405, et seq., and is a memorandum of the First Amendment to Lease Agreement dated July 31, 1996, (the "First Amendment"), which First Amendment amends a Lease Agreement dated December 14, 1993 (the "Lease") between Landlord, as lessor, and Tenant, as lessee. As required by the aforesaid statute, the following additional information is hereby provided with respect to the Lease and the First Amendment:

1.  The name and address of the Landlord set forth in the Lease is:

                  Liberty Landing Associates
                  c/o Sheet Metal Workers' Association Local Union No. 19 1301 S. Delaware Avenue
                  Philadelphia, PA  19147

2.  The name and address of the Tenant set forth in the Lease is:

                  President Riverboat Casino-Philadelphia, Inc.
                  c/o President Casinos, Inc.
                  802 N. First Street
                  St. Louis, MO  63102
                  Attention:  John Aylsworth,
                                Chief Operating Officer

3.  The date of the Lease is December 14, 1993.

4.  The date of the First Amendment to Lease Agreement is July 31, 1996.

5. The description of the demised premises which is the subject of the Lease and the First Amendment is as follows:

        The "Premises" shall mean all that certain lot or piece of ground situate in the 1st Ward of the City of Philadelphia described according to a Survey and Plan of Property made for Sheet Metal Workers Local No. 19 by William E. Barton, Land Surveyor, No.
        786A dated September 9, 1993, last revised September 28, 1993, as more fully described by metes and bounds on Exhibit "A" attached hereto and made a part hereof, together with all buildings and other improvements situate thereon as of the date of this Lease Agreement (including, without limitation, the pier structures now situate thereon), and together with all appurtenances thereto (including, without limitation, the easements appurtenant thereto granted and created by that certain Cross Easement Agreement dated the 25th day of September, 1989, as recorded in the

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
        Department of Records in and for the city of Philadelphia in Deed Book FHS 1540, at page 321 on January 22, 1990 and the easements appurtenant thereto granted and created by that certain Easement Agreement dated as of the 14th day of December, 1993 and recorded in the Department of Records in and for the city of Philadelphia, at Deed Book VCS 548, Page 509, on December 29,
        1993), and all other easements, rights of way and other rights and benefits relating to the aforesaid tract or piece of land.

6. Pursuant to the terms of the First Amendment, Tenant has the right to continue the Preliminary Term of the Lease in the following manner:

  The Tenant shall have the right to continue the Preliminary Term of the Lease for up to a maximum of five (5) successive additional periods as hereinafter described. If Tenant does not exercise its right to continue the Preliminary Term of the Lease through the "First Preliminary Term Extension" (as hereinafter defined), then the Preliminary Term of the Lease shall expire on December 31, 1996. In order to continue the Preliminary Term of the Lease for the First Preliminary Term Extension (as hereinafter defined), Tenant must exercise its right to continue the Preliminary Term for the First Preliminary Term Extension, in writing, on or before December 1, 1996.

    a. The first of such continuations of the Preliminary Term beyond the December 31, 1996 termination date of the Lease shall be a continuation of the Preliminary Term for a period of one (1) year commencing on January 1, 1997 and expiring on December 31, 1997 (the "First Preliminary Term Extension").
If Tenant elects to exercise its right to continue the Preliminary Term for the First Preliminary Term Extension, such continuation by Tenant must occur on or before December 1, 1996.

    b. The second of such continuations of the Preliminary Term shall be a continuation of the Preliminary Term for a period of six (6) months commencing upon the expiration of the First Preliminary Term Extension (the "Second Preliminary Term Extension"). In order to continue the Preliminary Term for the Second Preliminary Term Extension, Tenant must exercise the continuation of the Preliminary Term for the Second Preliminary Term Extension, in writing, no later than thirty (30) days prior to the expiration of the First Preliminary Term Extension.

    c. The third of such continuations of the Preliminary Term shall be a continuation of the Preliminary Term for a period of six (6) months commencing upon the expiration of the Second Preliminary Terms Extension (the "Third Preliminary Term Extension"). In order to continue the Preliminary Term for the Third Preliminary Term Extension, Tenant must exercise the continuation of the Preliminary Term for the Third Preliminary Term Extension, in writing, no later than thirty (30) days prior to the expiration of the Second Preliminary Term Extension.

    d. The fourth of such continuations of the Preliminary Term shall be a continuation of the Preliminary Term for a period of six (6) months commencing upon the expiration of the Third Preliminary Term Extension (the "Fourth

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
Preliminary Term Extension"). In order to continue the Preliminary Term for the Fourth Preliminary Term Extension, Tenant must exercise the continuation of the Preliminary Term for the Fourth Preliminary Term Extension, in writing, no later than thirty (30) days prior to the expiration of the Third Preliminary Term Extension.

    e. The fifth of such continuations of the Preliminary Term shall be a continuation of the Preliminary Term for a period of six (6) months commencing upon the expiration of the Fourth Preliminary Term Extension (the "Fifth Preliminary Term Extension"). In order to continue the Preliminary Term for the Fifth Preliminary Term Extension, Tenant must exercise the continuation of the Preliminary Term for the Fifth Preliminary Term Extension, in writing, no later than thirty (30) days prior to the expiration of the Fourth Preliminary Term Extension.

    f. The First Preliminary Term Extension, the Second Preliminary Term Extension, the Third Preliminary Term Extension, the Fourth Preliminary Term Extension, and the Fifth Preliminary Term Extension are collectively called the "Preliminary Term Extension Periods".

    g. Notwithstanding any provision to the contrary set forth elsewhere in the Lease Agreement, Tenant shall not be deemed to have failed timely to have given notice to Landlord with respect to Tenant's continuation of the Preliminary Term of the Lease for any of the Preliminary Term Extension Periods unless Landlord shall have given to Tenant written notice ("Reminder Notice") that the last date by which Tenant is permitted to give to Landlord a notice to continue the Preliminary Term of the Lease for the next of the Preliminary Term Extension Periods has passed without such notice having been given, and unless Tenant thereafter fails to give to Landlord the notice of the continuation of the Preliminary Term of the Lease for the next of the Preliminary Term Extension Periods within ten (10) days after the date on which Landlord has given the Reminder Notice to Tenant.

7.  The remaining terms and conditions of the Lease are unchanged.

8. No provision in this Memorandum of Lease shall be deemed to modify or amend the provisions of the Lease or the First Amendment.

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  IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement as of the day and year first above written.

WITNESS                                 LANDLORD:

                                        By: Delaware Avenue
                                            Development Corporation
                                            Partner

/s/ Thomas J. Kelly                         /s/ Mark Mendelson
________________________                By :_________________________
                                            President

________________________


________________________                By:  Delaware-Washington
                                             Corporation - Partner

/s/ Mark Mendelson                          /s/ Thomas J. Kelly
________________________                By:_______________________
                                           President


WITNESS:                                TENANT:

                                        President Riverboat Casino-
                                        PHILADELPHIA, INC.

/s/ Mark Mendelson                      BY: /s/ John S. Aylsworth
_______________________                     ____________________
                                            President

_______________________

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COMMONWEALTH OF PENNSYLVANIA        :
                                    :  SS:
COUNTY OF Philadelphia              :

  On July 31, 1996, BEFORE ME, a Notary Public in and for said County and Sate, personally appeared Mark Mendelson, known to me or satisfactorily proven to be the President of Delaware Avenue Development Corporation, and who acknowledged that he, as such President executed the foregoing Memorandum of First Amendment to Lease Agreement for the purposes therein contained.

My Commission Expires: Dec. 20, 1999

                         /s/ Mary Ann McMasters
                        __________________________
                                Notary

COMMONWEALTH OF PENNSYLVANIA        :
                                    :  SS:
COUNTY OF Philadelphia              :

  On July 31, 1996, BEFORE ME, a Notary Public in and for said County and Sate, personally appeared Thomas J. Kelly, known to me or satisfactorily proven to be the President of Delaware-Washington Corporation, and who acknowledged that he, as such President executed the foregoing Memorandum of First Amendment to Lease Agreement for the purposes therein contained.

My Commission Expires:  Dec. 20, 1999

                      /s/ Mary Ann McMasters
                      __________________________
                           Notary Public

COMMONWEALTH OF PENNSYLVANIA    :
                                :  SS:
COUNTY OF Philadelphia          :

  On July 31, 1996, BEFORE ME, a Notary Public in and for said County and Sate, personally appeared John S. Aylsworth, known to me or satisfactorily proven to be the Vice-President of President Riverboat Casino-Philadelphia, Inc., and who acknowledged that he, as such Vice-President executed the foregoing Memorandum of First Amendment to Lease Agreement for the purposes therein contained.

My Commission Expires:  Dec. 20, 1999

                        /s/ Mary Ann McMasters
                        __________________________
                              Notary Public

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